Exhibit 10.2

Schedule of Investors

Investor	# of Shares	Aggregate Purchase Price
Europa International, Inc.	200,000	$1,500,000.00
Jeffrey Parker	129,200	$1,000,008.00
Gem Partners, LP	133,333	$999,997.50
Trellus Partners LP	85,000	$637,500.00
Wellington Trust Company, National Association Multiple Collective Investment Funds Trust, Emerging Companies Portfolio (nominee: Finwell & Co)	74,500	$558,750.00
Public Sector Pension Investment Board (nominee: Mac & Co)	65,500	$491,250.00
Trellus Offshore Fund Ltd	60,000	$450,000.00
Insignia Partners, LP	50,000	$375,000.00
Lockheed Martin Corporation Master Retirement Trust (nominee: Ell & Co)	40,000	$300,000.00
Dow Employees’ Pension Plan (nominee: Kane & Co)	37,500	$281,250.00
Robert Reuben	33,333	$249,997.50
James Gerson	33,333	$249,997.50
Trellus Small Cap Opportunity Fund LP	32,500	$243,750.00
Goldman Sachs JB Were Small Companies Pooled Fund (nominee: Hare & Co.)	32,500	$243,750.00
Robert Wood Johnson Foundation (nominee: Benchworthy & Co)	30,500	$228,750.00
SEI Institutional Investments Trust - Small/Mid Cap Fund (nominee: Hare & Co)	29,000	$217,500.00
Province of British Columbia (nominee: Hare & Co)	28,500	$213,750.00
SEI Institutional Investments Trust - Small Cap Fund (nominee: Hare & Co)	25,500	$191,250.00
Stichting Bedrijfstakpensionefonds voor de Media PNO (nominee: Mac & Co)	24,000	$180,000.00
Retirement Plan for Employees of Union Carbide Corporation and its Participating Subsidiary Companies (nominee: Kane & Co)	20,000	$150,000.00
Trellus Small Cap Opportunity Offshore Fund Ltd	17,500	$131,250.00
New York State Nurses Association Pension Plan (nominee: Ell & Co)	12,500	$93,750.00
Telestra Superannuation Scheme (nominee: Hare & Co)	11,000	$82,500.00
The SEI U.S. Small Companies Fund (nominee: SEI US Small Companies Fund c/o Brown Brothers Harriman & Co)	8,000	$60,000.00
Radian Group Inc. (nominee: Ell & Co)	7,500	$56,250.00
Trellus Partners II LP	5,000	$37,500.00
David Cumming	5,000	$37,500.00
UBS Multi Manager Access - Global Smaller Companies (nominee: USB Multi Manager Access - Global Smaller Companies c/o BBH&Co)	4,500	$33,750.00
TELUS Foreign Equity Active Alpha Pool (nominee: Mac & Co)	3,500	$26,250.00
TELUS Foreign Equity Active Beta Pool (nominee: Mac & Co)	1,500	$11,250.00